UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  March 17, 2005
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                       NOVO NETWORKS, INC.
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      (Exact Name of Registrant as Specified in Its Charter)





           Delaware                0-28579          75-2233445
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       (State or Other           (Commission      (IRS Employer
Jurisdiction of Incorporation)   File Number)  Identification No.)



 6440 North Central Expressway, Suite 620,          75206
               Dallas, Texas
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 (Address of Principal Executive Offices)         (Zip Code)



Registrant's Telephone Number, Including Area Code  (214) 777-4100
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     2311 Cedar Springs Road, Suite 400, Dallas, Texas  75201
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  (Former Name or Former Address, if Changed Since Last Report)


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Item 2.03.  Creation of a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement of a Registrant

     As previously reported, the Registrant entered into an asset purchase agreement with Berliner Communications, Inc. ("Berliner") and the Registrant's wholly owned subsidiary, BCI Communications, Inc. ("BCI"), whereby BCI acquired substantially all of the assets (the "Berliner Assets") and assumed certain of the liabilities of Berliner (the "Transaction"). The Registrant acquired title to the Berliner Assets subject to a lien on all such assets to secure outstanding borrowings of approximately $432,000 (the "Outstanding Amount") under a $1,250,000 credit facility between Presidential Financial Corporation of Delaware Valley ("Presidential") and Berliner. In order to facilitate the transition between Berliner Communications and BCI after the Transaction, BCI agreed to enter into a similar credit facility with Presidential, which is described in more detail below. The effect of the arrangement between BCI and Presidential is to transfer the Outstanding Amount from Berliner to BCI.

     On March 17, 2005, BCI, as borrower, became obligated under a loan and security agreement (the "Loan Agreement") with Presidential, as lender. Under the terms of the Loan Agreement, BCI is entitled to request that Presidential make loans to BCI from time to time in an amount up to (i) 81% of the value of certain receivables owned by BCI and approved by Presidential as collateral or (ii) a total of $1,250,000, with such amounts being secured by a blanket security interest in favor of Presidential that covers all of BCI's receivables, accounts and securities, inventory, furniture, fixtures and equipment, other property and proceeds of all of the foregoing. Advances by Presidential are at its sole discretion.

     In connection with the closing of the Loan Agreement, the Registrant became obligated under a guaranty and suretyship agreement (the "Guaranty") in favor of Presidential, pursuant to which the Registrant unconditionally guaranteed the prompt and punctual payment, when due, and at all times thereafter, of all obligations and indebtedness of any and every kind and nature due or payable to Presidential by BCI. In the event BCI is unable to pay any amounts owed to Presidential, the Registrant would be liable, pursuant to the Guaranty, for such amounts upon the same terms and conditions as BCI would be liable.

     Along with the Loan Agreement, BCI entered into a promissory note (the "Note) as borrower, with Presidential, as lender, pursuant to which, BCI agreed to repay Presidential the amount of the borrowings under the Loan Agreement plus interest thereon and certain fees and expenses. Under the Note, the outstanding principal and interest is to be repaid to Presidential by BCI at anytime after October 22, 2005, on demand, plus interest at the rate of 2% per annum above the daily prime rate of interest as quoted in The Wall Street Journal and calculated on the basis of a 360-day year. If neither BCI nor Presidential give notice to terminate the Note within 60 days prior to October 22, 2005, the outstanding principal and interest payable by BCI to Presidential under the Note will not become payable on demand until the expiration of another eight-month period, and for consecutive eight-month periods after such time if notice to terminate is not given by either party within 60 days prior to the expiration of each such eight-month period.

     Upon the occurrence of any one or more of the following, or at any time thereafter, Presidential, at its option, may terminate any obligation to extend any additional credit, make additional advances or make any other financial accommodation to BCI and may declare all of the


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obligations under the Loan Agreement and the Note to be immediately due and payable: (i) failure of BCI or the Registrant to pay any amounts due under the Loan Agreement when due or perform any agreement, covenant or promise under the Loan Agreement or any other agreement with Presidential; (ii) any default of BCI or the Registrant in the payment or performance of any other liabilities to any other creditor that results in the acceleration of such liabilities; (iii) failure by BCI or the Registrant to furnish current financial information to Presidential upon request; (iv) failure by BCI or the Registrant to observe or perform any agreement, covenant or promise contained in any agreement executed in connection with the granting of a security interest in any of the collateral under the Loan Agreement; (v) any warranty, representation or statement made to Presidential by BCI or the Registrant in connection with the extension of credit under the Note proving to have been false in any material respect when made; (vi) any loss, theft, substantial damage, destruction, sale, foreclosure or encumbrance to any of the collateral under the Loan Agreement; (vii) the death, dissolution, termination of existence, insolvency, business failure, or appointment of a receiver for any part of the property of BCI or the Registrant; (viii) any discontinuance or termination of any guaranty of any of the obligations of BCI under the Loan Agreement by the Registrant; (ix) any amendment or termination of a financing statement naming BCI as debtor and Presidential as secured party, or any corrective statement with respect thereto, without the consent of Presidential; (x) any receivable remaining unpaid for a period of 91 days from the date of any advance under the Note with respect thereto; (xi) if the collateral declines in value or, for any reason, becomes insufficient in Presidential's sole and exclusive judgment to secure the repayment of the obligations under the Loan Agreement and Note, and BCI, after demand, fails or refuses to substitute or make additions to the collateral, or pay down the obligations satisfactory to Presidential; or (xii) Presidential deeming itself insecure as to the ability of BCI to repay the obligations under the Note and Loan Agreement, or as to the sufficiency of the collateral.


     Furthermore, under the Note, interest is payable by BCI to Presidential on the outstanding principal amount of all loans made pursuant to the Note on the 15th and last day of each month. In addition to the interest provided for under the Note, BCI must pay a service charge equal to 1% of the gross amount of each receivable invoice against which Presidential advances funds to BCI. This percentage increases to 2% and 3% if the number of days between the advance and repayment of the advance increases to 31-60 days and 61-90 days, respectively (the "Applicable Percentage"). If the number of days between the advance and repayment of the advance increases above 90 days, a 1.5% service charge over and above the Applicable Percentage will accrue for each 15-day period for which said advance remains unpaid. In the event that a notice of termination is delivered by BCI to Presidential, and BCI fails to repay all sums outstanding under the Note by the end of the applicable time period, the 1% service charge increases to 1.25%, multiplied by the invoice for each 30-day period up to 90 days, after which time, the 1.5% service charge described above takes effect. The minimum service charge due under the Note is $1,500 per month.



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

                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NOVO NETWORKS, INC.


Date:  March 23, 2005         By:  /s/ Richard Berliner
                                 ---------------------------------
                              Name:     Richard Berliner
                              Title:    Chief Executive Officer

















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